                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

                       SUPPLEMENT DATED NOVEMBER 24, 2003

              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2003

Reorganizations

         Aggressive Growth Lifestage
         Moderate Growth Lifestage
         Conservative Growth Lifestage
         Biotech/Health Fund
         Tax Managed Fund

At a meeting of the Board of Directors held on October 30, 2003, the Board considered and approved reorganizing certain of the SunAmerica Strategic Investment Series, Inc. funds into corresponding funds of SunAmerica Style Select, Inc. or SunAmerica Equity Funds, Inc. This proposal generally will allow Fund shareholders to pursue a similar investment objective within a larger mutual fund, which has the potential to offer economies of scale and other benefits. It is anticipated that each reorganization will be tax-free to shareholders, who would receive, in exchange for their Fund shares, shares of a comparable class of a corresponding series of SunAmerica Style Select, Inc. ("Style Select") or of SunAmerica Equity Funds ("Equity Funds"). Each reorganization is subject to a number of conditions, including regulatory approval and the receipt of an opinion of counsel as to tax matters and the confirmation by each Fund of the continuing accuracy of their respective representations and warranties contained in the plan of reorganization.

Fund shareholders will receive information about the reorganizations in a prospectus relating to the reorganization. For more information about any particular proposed reorganization, please call 1-800-858-8850.

The following chart indicates the Fund of Style Select or Equity Funds into which the following Funds of Strategic Investment Series will be reorganized. Each of Style Select and Equity Funds is a registered investment company consisting of multiple investment series or portfolios.

--------------------------------------------------------------------------------
  Your Fund of Strategic Investment      Corresponding Fund of Style Select or
     Series ("Acquired Funds")              Equity Funds ("Acquiring Fund")
--------------------------------------------------------------------------------
SunAmerica Aggressive Growth LifeStage   SunAmerica Focused Equity Strategy
Fund                                     Portfolio (Style Select)
--------------------------------------------------------------------------------
SunAmerica Moderate Growth LifeStage     SunAmerica Focused Balanced Strategy
Fund                                     Portfolio (Style Select)
--------------------------------------------------------------------------------
SunAmerica Conservative Growth           SunAmerica Focused Balanced Strategy
LifeStage Fund                           Portfolio (Style Select)
--------------------------------------------------------------------------------
SunAmerica Biotech/Health                SunAmerica Biotech/Health Fund*
Fund                                     (Equity Funds)
--------------------------------------------------------------------------------
Tax Managed Equity Fund                  Tax Managed Equity Fund* (Equity Funds)
--------------------------------------------------------------------------------

* Both of the Acquiring Funds of Equity Funds are newly created series.


Liquidations

      Stock Index Fund
      Science & Technology Fund

At the meeting on October 30, 2003, the Board determined that it would be in the best interests of shareholders of each of the Stock Index Fund and the Science & Technology Fund of Strategic Investment Series (the "Liquidating Funds") to cease operations and be liquidated on or about February 18, 2004. Accordingly, as of December 8, 2003, Classes A, B, II, and I of the Liquidating Funds will no longer accept investments from new investors. Current Class A, B, II, and I shareholders may add to their accounts, including purchases through periodic investment plans, through December 8, 2003. If shareholders redeem their Liquidating Fund shares, no contingent deferred sales charges that would otherwise be applicable will be deducted from proceeds upon redemption. Further, no contingent deferred sales charges will be deducted from liquidation proceeds for those shareholders who hold their shares until liquidation. You may be subject to tax as a result of a Fund liquidation. Please consult your own tax advisor.